JULY 9, 1999

                            GLOBAL BOND FUND

                      SUPPLEMENT TO THE PROSPECTUS

The following replaces information under "Who manages the Funds" in the Prospectus for the Global Bond Fund:

Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Global Bond Fund. In making investment decisions for the Fund, Mr. Moth and Ms. Bates regularly consult with David G. Tilles and four global fixed income team members.

Christopher A. Moth, Senior Portfolio Manager of Delaware International Advisers, became Co-Manager of Global Bond Fund in January 1997. Mr. Moth, a graduate of The City University London, joined Delaware International Advisers in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London.

Joanna Bates, Senior Portfolio Manager of Delaware International Advisers, became Co-Manager of Global Bond Fund in July 1999.
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International Advisers in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International, was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.